UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1 – Reports to Stockholders

PGIM SHORT-TERM CORPORATE BOND FUND

ANNUAL REPORT

DECEMBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short-Term Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended December 31, 2023.

Despite elevated inflation, recession fears, and a banking industry crisis, financial markets rallied and the global economy remained resilient throughout the period. Employers continued hiring, consumers continued spending, and home prices rose as inflation eventually cooled and the economic outlook improved.

Stocks rose for much of the period and then surged late in the period when the Federal Reserve (the Fed) signaled several potential interest-rate cuts in 2024. For the entire period, equities in both US and international markets posted gains.

After falling much of the period, bond markets rebounded when the Fed began moderating its rate-hiking cycle. Higher interest rates also offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Short-Term Corporate Bond Fund

February 15, 2024

PGIM Short-Term Corporate Bond Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	4.20	1.59	1.49	—

(without sales charges)	6.60	2.05	1.72	—

Class C

(with sales charges)	4.79	1.29	0.98	—

(without sales charges)	5.79	1.29	0.98	—

Class R

(without sales charges)	6.25	1.71	1.43	—

Class Z

(without sales charges)	6.85	2.30	1.98	—

Class R2

(without sales charges)	6.41	1.90	N/A	1.62 (12/27/2017)

Class R4

(without sales charges)	6.68	2.14	N/A	1.88 (12/27/2017)

Class R6

(without sales charges)	6.95	2.39	2.09	—

Bloomberg 1–5 Year US Credit Index

	5.94	2.21	2.01	—

Average Annual Total Returns as of 12/31/23 Since Inception (%)

				Class R2, Class R4 (12/27/2017)

Bloomberg 1–5 Year US Credit Index				2.02

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2013) and the account values at the end of the current fiscal year (December 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short-Term Corporate Bond Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases prior to May 1, 2023: 1.00% on sales of $500,000 or more made within 12 months of purchase For purchases on or after May 1, 2023: 1.00% on sales of $250,000 or more made within 18 months of purchase

		1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg 1–5 Year US Credit Index—The Bloomberg 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

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Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 12/31/23 (%)

AAA	15.8

AA	9.2

A	26.0

BBB	46.3

BB	2.0

Not Rated	0.3

Cash/Cash Equivalents	0.4

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 12/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.34	4.58	4.57

Class C	0.26	3.99	3.97

Class R	0.30	4.35	4.09

Class Z	0.36	4.91	4.91

Class R2	0.32	4.50	5.45

Class R4	0.35	4.75	4.23

Class R6	0.37	5.00	5.01

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short-Term Corporate Bond Fund 7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Short-Term Corporate Bond Fund’s Class Z shares returned 6.85% in the 12-month reporting period that ended December 31, 2023, outperforming the 5.94% return of the Bloomberg 1–5 Year US Credit Index (the Index).

How did the short-term US investment-grade corporate bond sector perform?

•

The short-term investment-grade corporate bond sector, as measured by the Index, underperformed the broader credit market in 2023, posting total returns and excess returns over US Treasuries of 5.94% and 1.59%, respectively. US corporate bonds of all durations, as measured by the Bloomberg Credit Index, returned 8.18% for the period, with an excess return over US Treasuries of 4.20%. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

In the first quarter of 2023, financials were the main driver of US investment-grade corporate spread widening, as stresses emerged in the global banking sector in mid-March. Volatility increased, spreads widened, and credit curves flattened. Markets began to recover in the final weeks of March, as fears of widespread contagion eased and the focus shifted to the longer-term implications of tighter lending conditions. The primary market slowed in March amid a challenging backdrop. However, healthy supply in January and February made up for much of the slowdown. Gross issuance totaled $396 billion, split 65/35 between non-financials and financials. By quality, BBB-rated bonds outperformed A-rated bonds over the quarter, and industrials outperformed financials.

•

US investment-grade corporate spreads tightened in the second quarter of 2023. Financials were the main driver of spread tightening, retracing from the peaks hit during the regional bank crisis in March to slightly tighter than where spreads began the year, though this was bifurcated between money center and regional banks. The primary market picked up in May and June following muted issuance in March and April. Gross issuance totaled $712 billion through the first half of 2023, split 65/35 between non-financials and financials. By quality, BBB-rated bonds slightly outperformed A-rated bonds over the quarter, and financials outperformed non-financials.

•

US investment-grade corporate spreads tightened marginally in the third quarter of 2023, as economic data remained resilient, Consumer Price Index (CPI) data continued to trend in the right direction, and macroeconomic risks to the US economy generally appeared to be fading. By quality, BBB-rated bonds outperformed A-rated bonds over the quarter, and non-financials outperformed financials. The primary market (i.e., new issuance) picked up in September, pushing gross issuance to $286 billion in the quarter.

•

In the fourth quarter of 2023, US investment-grade corporate spreads tightened, as expectations for an economic soft landing and a dovish US Federal Reserve pivot gathered steam. (When central banks raise interest rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.

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When they raise rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing.) (A dovish view indicates a looser monetary policy supported by holding interest rates steady or lowering them.) Economic data remained resilient, with the CPI continuing to trend lower and macroeconomic risks to the US economy generally appearing to fade. US Treasury yields declined, especially longer-maturity tenors. BBB-rated bonds outperformed A-rated bonds over the fourth quarter and full-year 2023. Non-financials outperformed financials. Total gross issuance of $1.2 trillion in 2023 was comparable to 2022, with Yankee banks, US banks, and healthcare leading supply. (Yankee banks have a large US presence but are based outside the US.) Net issuance totaled $511 billion in 2023, slightly higher than the $503 billion in 2022.

What worked?

•

The Fund’s positioning and selection in investment-grade corporate bonds were the largest contributors to returns during the reporting period. Allocations to AAA-rated collateralized loan obligations and high-quality short-duration high yield bonds were also significant contributors.

•

Within credit, security selection in banking, electric utilities, and technology added to performance. Positioning in KeyCorp (banking), Dominion Energy Inc. (electric utilities), and Citigroup Inc. (banking) were among the top single-name contributors to performance.

What didn’t work?

•	The Fund’s security selection in US Treasuries was the largest detractor from returns during the period.

•	Within credit, positioning in finance companies detracted from performance. Positioning in UBS Group AG (banking), HSBC Holdings Plc (banking), and Bank of Nova Scotia (banking) limited results.

Did the Fund use derivatives?

•

The Fund utilized US Treasury futures during the reporting period to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Overall, relative to the Index, the use of Treasury futures detracted from performance for the reporting period.

•

Interest rate swaps were also used to help manage duration and yield curve exposure. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) In aggregate, the use of these swaps had a negative impact on the Fund’s performance during the reporting period. The Fund also used credit derivatives in the form of credit default swaps, as well as options on this product, and the Credit Default Swap Index (CDX) to manage credit risk. Overall, their use had a positive impact on performance during the period.

PGIM Short-Term Corporate Bond Fund 9

Strategy and Performance Overview* (continued)

Current Outlook

•

PGIM Fixed Income expects US investment-grade corporate spreads to remain rangebound between 95 and 125 basis points in 2024. (One basis point equals 0.01%.) Performance will likely be driven by carry more than spread tightening. In this environment, credit selection takes on additional importance (i.e., alpha is likely to come from names not owned versus those that are). (Alpha is a measure of an investment’s active return compared to a market or index.)

•

PGIM Fixed Income believes attractive yields, as well as strong fundamentals and technicals, will support the US investment-grade bond sector going forward. Yields in the sector recently reached the highest levels since the Global Financial Crisis in 2007-08. As a result, PGIM Fixed Income believes investment-grade bonds should remain attractive to institutional investors and asset allocators.

•

PGIM Fixed Income expects market technicals to remain well-balanced this year. Year-over-year gross supply in 2024 is expected to be flat, but net supply could be slightly lower due to increased maturities. Therefore, if rates stay elevated and credit quality persists, strong demand should continue in 2024, in PGIM Fixed Income’s view.

•

In terms of positioning, PGIM Fixed Income continues to view bank bonds as attractive investments, led by the “big six” US money-center banks, which may benefit from depositors moving funds from smaller institutions and retain much more diversity in loan exposure and lines of revenue. Next in order of preference are super-regional banks, which have returned to the primary market, and large Yankee bank bonds.

•

PGIM Fixed Income continues to favor financials and more defensive electric utilities over richer-trading industrials. It also continues to overweight energy, believing the sector should continue to benefit focusing in on names with higher quality geographic exposures or advantageous positions along the midstream chain as our outlook for commodity prices has softened somewhat.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Short-Term Corporate Bond Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,045.60	0.71%	$3.66

	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

Class C	Actual	$1,000.00	$1,041.70	1.47%	$7.56

	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class R	Actual	$1,000.00	$1,043.90	1.04%	$5.36

	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

Class Z	Actual	$1,000.00	$1,045.80	0.47%	$2.42

	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40

Class R2	Actual	$1,000.00	$1,044.60	0.88%	$4.54

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Class R4	Actual	$1,000.00	$1,045.90	0.63%	$3.25

	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Class R6	Actual	$1,000.00	$1,047.30	0.38%	$1.96

	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.2%

ASSET-BACKED SECURITIES 13.4%

Collateralized Loan Obligations

Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.755%(c)	07/15/31	4,759	$4,752,482
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)	6.905(c)	10/13/30	3,259	3,259,522
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.741(c)	11/27/31	63,852	63,784,963
Series 2018-11A, Class A1L, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.741(c)	07/26/31	9,225	9,216,890
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.764(c)	10/17/32	50,000	49,995,540
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.701(c)	05/17/31	13,458	13,448,488
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.755(c)	04/15/32	45,000	44,918,046
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month SOFR + 1.602% (Cap N/A, Floor 0.000%)	7.017(c)	07/20/32	7,500	7,510,251
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.857(c)	07/20/34	19,500	19,393,772
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)	6.640(c)	04/24/31	17,936	17,930,600
Series 2017-02A, Class AR, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)	6.627(c)	04/20/30	66,332	66,251,088
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.867(c)	07/20/34	60,000	59,812,008
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	6.885(c)	10/15/29	3,226	3,227,081
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)	6.935(c)	07/15/29	6,781	6,783,720

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 13

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.712% (Cap N/A, Floor 1.450%)	7.127%(c)	10/20/33	17,500	$17,532,365
HPS Loan Management Ltd. (Cayman Islands),
Series 2016-10A, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.817(c)	04/20/34	49,000	48,909,958
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	10/20/34	50,000	49,973,815
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month SOFR + 1.012% (Cap N/A, Floor 1.012%)	6.405(c)	04/15/29	9,582	9,573,403
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.794(c)	04/21/31	23,628	23,635,591
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.472%)	6.842(c)	06/20/34	40,000	39,842,080
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.784(c)	04/22/30	35,000	34,973,169
Ocean Trails CLO (Cayman Islands),
Series 2019-07A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.674(c)	04/17/30	23,290	23,254,277
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)	6.727(c)	07/20/30	13,511	13,494,931
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.777(c)	10/20/31	75,000	74,940,450
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)	6.902(c)	10/30/30	20,453	20,462,936
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 1.175%)	6.815(c)	07/25/31	20,219	20,219,676
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.750(c)	04/25/31	8,510	8,510,663
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)	6.917(c)	07/20/30	7,917	7,918,616

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	6.711%(c)	01/26/31	8,731	$8,722,068
Series 2013-03RA, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.807(c)	04/18/31	21,243	21,223,641
Series 2014-03RA, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.744(c)	10/23/31	40,000	39,951,936
Series 2017-03A, Class A1R, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)	6.657(c)	10/20/30	19,584	19,558,143
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.757(c)	01/20/32	60,000	59,881,260
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.774(c)	07/23/33	45,000	45,020,790
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.832(c)	10/29/34	25,000	24,972,472
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.837(c)	07/20/34	39,500	39,202,008
Tralee CLO Ltd. (Cayman Islands),
Series 2021-07A, Class A1, 144A, 3 Month SOFR + 1.582% (Cap N/A, Floor 1.320%)	6.960(c)	04/25/34	32,000	32,044,854
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.722% (Cap N/A, Floor 1.460%)	7.137(c)	07/20/32	20,000	20,007,864
Venture CLO Ltd. (Cayman Islands),
Series 2016-24A, Class ARR, 144A, 3 Month SOFR + 1.162% (Cap N/A, Floor 0.900%)	6.577(c)	10/20/28	11,778	11,762,008
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.744(c)	10/17/32	25,000	24,996,882
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.818(c)	07/19/34	30,000	30,035,310
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1A, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)	6.927(c)	01/20/32	9,000	9,002,117
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.790(c)	07/24/32	30,500	30,441,910

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 15

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)	6.865%(c)	10/15/34	25,000	$24,902,088
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)	6.945(c)	04/15/30	13,075	13,078,664

TOTAL ASSET-BACKED SECURITIES (cost $1,219,296,678)				1,218,330,396

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.7%
Benchmark Mortgage Trust,
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	66,200	63,243,726
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A3	2.575	08/10/49	12,367	11,672,642
Commercial Mortgage Trust,
Series 2015-CR22, Class A3	3.207	03/10/48	11,373	11,040,360
JPMBB Commercial Mortgage Securities Trust,
Series 2016-C01, Class A4	3.311	03/17/49	35,685	34,227,568
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C032, Class ASB	3.514	12/15/49	4,400	4,261,673
Series 2016-C29, Class A3	3.058	05/15/49	9,885	9,454,211
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A3	3.510	05/15/48	6,928	6,698,465
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS01, Class A3	3.058	05/15/48	3,095	3,095,392
Series 2016-BNK01, Class A2	2.399	08/15/49	10,436	9,734,260

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $165,894,563)				153,428,297

CORPORATE BONDS 82.6%

Aerospace & Defense 1.4%

BAE Systems Finance, Inc. (United Kingdom),
Gtd. Notes, 144A	7.500	07/01/27	3,034	3,276,419
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	22,000	20,789,634
Sr. Unsec’d. Notes	2.700	02/01/27	49,380	46,585,125
Sr. Unsec’d. Notes	7.950	08/15/24	1,874	1,896,613
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	5.400	01/15/27	18,300	18,685,102

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

RTX Corp.,
Sr. Unsec’d. Notes	6.000%	03/15/31	20,000	$21,286,101
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes(a)	3.850	06/15/26	17,975	17,320,079

				129,839,073

Agriculture 1.9%

Altria Group, Inc.,
Gtd. Notes	2.350	05/06/25	10,505	10,132,626
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	4,524	4,315,013
Gtd. Notes	4.700	04/02/27	28,229	27,941,192
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	26,865	24,914,179
Gtd. Notes	5.931	02/02/29	10,911	11,312,774
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	6.125	07/27/27	12,610	12,914,044
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.875	02/13/26	14,835	14,877,102
Sr. Unsec’d. Notes	4.875	02/15/28	20,529	20,765,079
Sr. Unsec’d. Notes	5.250	09/07/28	8,521	8,771,869
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	4.450	06/12/25	212	209,561
Viterra Finance BV (Netherlands),
Gtd. Notes, 144A	2.000	04/21/26	35,200	32,643,283

				168,796,722

Airlines 0.8%

American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27	1,074	1,028,817
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.500	10/20/25	16,892	16,641,769
Sr. Sec’d. Notes, 144A	4.750	10/20/28	29,560	28,967,913
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	7,215	7,248,198
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	10/11/27	3,210	3,066,076

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 17

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375%	04/15/26	12,515	$12,206,131
Sr. Sec’d. Notes, 144A	4.625	04/15/29	4,540	4,230,850

				73,389,754

Apparel 0.2%

VF Corp.,
Sr. Unsec’d. Notes	2.400	04/23/25	20,475	19,558,461

Auto Manufacturers 3.2%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	57,895	53,634,077
Sr. Unsec’d. Notes	4.000	11/13/30	2,865	2,567,980
Sr. Unsec’d. Notes	4.950	05/28/27	1,075	1,049,545
Sr. Unsec’d. Notes	6.798	11/07/28	2,955	3,092,092
Sr. Unsec’d. Notes	6.950	03/06/26	10,200	10,450,908
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	1.250	01/08/26	39,885	36,909,809
Sr. Unsec’d. Notes	1.500	06/10/26	9,390	8,609,157
Sr. Unsec’d. Notes	2.350	02/26/27	5,090	4,688,679
Sr. Unsec’d. Notes	2.400	04/10/28	11,815	10,611,620
Sr. Unsec’d. Notes(a)	2.400	10/15/28	23,040	20,470,602
Sr. Unsec’d. Notes	2.750	06/20/25	13,900	13,377,649
Sr. Unsec’d. Notes	2.900	02/26/25	4,580	4,445,842
Sr. Unsec’d. Notes	5.800	01/07/29	7,285	7,463,105
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A(a)	6.100	09/21/28	20,000	20,778,003
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A	4.800	03/30/28	10,000	10,099,514
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	1.125	09/16/24	14,285	13,789,064
Sr. Unsec’d. Notes, 144A, MTN	1.850	09/16/26	15,000	13,492,752
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A(a)	3.522	09/17/25	4,000	3,852,539
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.800(cc)	10/24/25	10,000	9,795,734
Sr. Unsec’d. Notes, MTN	5.250	09/11/28	19,250	19,956,319
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A(a)	6.000	11/16/26	19,775	20,238,342

				289,373,332

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 22.8%

Banco Santander SA (Spain),
Sr. Non-Preferred Notes	1.849%	03/25/26		30,400	$28,136,161
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24	(oo)	3,685	3,640,825
Sr. Unsec’d. Notes	1.734(ff)	07/22/27		93,500	85,643,361
Sr. Unsec’d. Notes	5.202(ff)	04/25/29		36,480	36,702,653
Sr. Unsec’d. Notes	5.819(ff)	09/15/29		43,750	45,161,378
Sr. Unsec’d. Notes, MTN	1.197(ff)	10/24/26		36,790	34,171,081
Sr. Unsec’d. Notes, MTN	1.319(ff)	06/19/26		10,040	9,450,256
Sr. Unsec’d. Notes, MTN(a)	2.015(ff)	02/13/26		52,845	50,770,887
Sr. Unsec’d. Notes, MTN(a)	2.087(ff)	06/14/29		32,800	28,926,008
Sr. Unsec’d. Notes, MTN	2.456(ff)	10/22/25		12,420	12,102,744
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27		65,520	60,612,622
Sub. Notes, Series L, MTN	3.950	04/21/25		11,000	10,815,921
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes, Series 2(a)	3.625(ff)	10/27/81		50,000	37,562,500
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.304(ff)	08/09/26		38,900	38,694,530
Sr. Unsec’d. Notes	5.501(ff)	08/09/28		4,295	4,311,106
Sr. Unsec’d. Notes	5.829(ff)	05/09/27		15,060	15,173,515
Sr. Unsec’d. Notes	6.496(ff)	09/13/27		32,530	33,446,799
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A	1.323(ff)	01/13/27		9,560	8,819,191
Sr. Non-Preferred Notes, 144A	2.159(ff)	09/15/29		6,595	5,728,608
Sr. Non-Preferred Notes, 144A	2.219(ff)	06/09/26		4,465	4,262,685
Sr. Preferred Notes, 144A	5.335(ff)	06/12/29		1,550	1,569,972
BPCE SA (France),
Sr. Non-Preferred Notes, 144A	2.375	01/14/25		15,075	14,561,662
Sub. Notes, 144A, MTN	4.500	03/15/25		3,640	3,569,595
CaixaBank SA (Spain),
Sr. Non-Preferred Notes, 144A	6.684(ff)	09/13/27		15,790	16,179,598
Citibank NA,
Sr. Unsec’d. Notes	5.803	09/29/28		23,000	24,015,114
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25	(oo)	26,675	24,856,235
Sr. Unsec’d. Notes(a)	1.122(ff)	01/28/27		47,480	43,641,202
Sr. Unsec’d. Notes(a)	1.462(ff)	06/09/27		81,450	74,542,306
Sr. Unsec’d. Notes	3.106(ff)	04/08/26		15,355	14,930,101
Sub. Notes	4.450	09/29/27		8,160	7,971,419
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	2.950	04/09/25		18,380	17,782,718

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 19

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A	3.244%(ff)	12/20/25	2,500	$2,438,558
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	2.129(ff)	11/24/26	1,935	1,810,020
Sr. Non-Preferred Notes	2.311(ff)	11/16/27	3,525	3,218,043
Sr. Non-Preferred Notes	2.552(ff)	01/07/28	4,522	4,139,185
Sr. Non-Preferred Notes, SOFR + 1.219%	6.620(c)	11/16/27	4,625	4,480,020
Sr. Non-Preferred Notes	6.720(ff)	01/18/29	11,915	12,467,000
Sr. Non-Preferred Notes(a)	6.819(ff)	11/20/29	20,510	21,565,816
Sr. Non-Preferred Notes	7.146(ff)	07/13/27	13,200	13,738,047
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	33,640	34,998,125
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	16,130	14,479,548
Sr. Unsec’d. Notes	1.431(ff)	03/09/27	56,555	52,134,920
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	72,845	66,073,439
Sr. Unsec’d. Notes	4.482(ff)	08/23/28	22,925	22,505,414
Sr. Unsec’d. Notes, EMTN	4.650	05/31/24	5,000	4,966,897
Sr. Unsec’d. Notes, Series FRN, SOFR + 0.790% (Cap
N/A, Floor 0.000%)	6.208(c)	12/09/26	28,200	27,901,850
Sr. Unsec’d. Notes, Series VAR	1.093(ff)	12/09/26	23,255	21,424,420
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.013(ff)	09/22/28	5,750	5,109,599
Sr. Unsec’d. Notes	5.210(ff)	08/11/28	900	898,868
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	36,040	37,154,835
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC, 3 Month SOFR + 2.842%	8.219(c)	02/01/24(oo)	11,600	11,563,896
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	15,824	15,242,888
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	5,225	4,925,793
Sr. Unsec’d. Notes	1.040(ff)	02/04/27	20,000	18,373,080
Sr. Unsec’d. Notes	1.045(ff)	11/19/26	59,970	55,531,058
Sr. Unsec’d. Notes(a)	1.470(ff)	09/22/27	39,288	35,591,491
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	64,714	59,719,716
Sr. Unsec’d. Notes	2.083(ff)	04/22/26	24,675	23,646,923
Sr. Unsec’d. Notes	5.299(ff)	07/24/29	25,000	25,367,732
KeyBank NA,
Sub. Notes	6.950	02/01/28	8,600	8,746,188
KeyCorp,
Sr. Unsec’d. Notes, MTN(a)	2.550	10/01/29	5,570	4,728,934
Sr. Unsec’d. Notes, MTN	4.100	04/30/28	9,513	8,950,760

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	2.438%(ff)	02/05/26	12,615	$12,179,095
Sr. Unsec’d. Notes	5.985(ff)	08/07/27	9,050	9,204,687
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.538(ff)	07/20/27	45,830	41,862,680
Sr. Unsec’d. Notes(a)	5.242(ff)	04/19/29	11,435	11,585,292
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.554(ff)	07/09/27	24,455	22,333,252
Morgan Stanley,
Sr. Unsec’d. Notes	0.985(ff)	12/10/26	50,880	46,826,905
Sr. Unsec’d. Notes	1.593(ff)	05/04/27	33,720	31,060,989
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	17,800	18,136,847
Sr. Unsec’d. Notes	6.296(ff)	10/18/28	14,900	15,621,962
Sr. Unsec’d. Notes, GMTN	1.512(ff)	07/20/27	32,690	29,870,397
Sr. Unsec’d. Notes, MTN(a)	2.475(ff)	01/21/28	29,305	27,198,031
Sr. Unsec’d. Notes, MTN	5.164(ff)	04/20/29	24,090	24,202,453
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	13,335	13,602,163
Sr. Unsec’d. Notes	6.615(ff)	10/20/27	27,685	28,730,917
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	7.250	03/13/28	15,795	16,249,106
Regions Financial Corp.,
Sr. Unsec’d. Notes	1.800	08/12/28	1,114	954,332
Societe Generale SA (France),
Gtd. Notes, 144A, SOFR + 1.050%	6.425(c)	01/21/26	20,190	20,056,478
Sr. Non-Preferred Notes, 144A, MTN	6.446(ff)	01/10/29	6,000	6,200,588
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.902	09/17/28	18,905	16,533,873
Sr. Unsec’d. Notes	2.174	01/14/27	9,285	8,576,390
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN(a)	4.873(ff)	01/26/29	48,415	47,798,949
Sr. Unsec’d. Notes, MTN(a)	6.047(ff)	06/08/27	33,630	34,233,332
Sr. Unsec’d. Notes, MTN	7.161(ff)	10/30/29	2,030	2,190,574
U.S. Bancorp,
Sr. Unsec’d. Notes(a)	5.775(ff)	06/12/29	28,455	29,226,684
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27	12,675	11,597,625
Sr. Unsec’d. Notes, 144A(a)	1.494(ff)	08/10/27	16,550	14,966,239
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26	3,250	3,087,500
Sr. Unsec’d. Notes, 144A	6.246(ff)	09/22/29	20,000	20,823,770
UniCredit SpA (Italy),
Sr. Non-Preferred Notes, 144A	2.569(ff)	09/22/26	6,745	6,345,774

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 21

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

UniCredit SpA (Italy), (cont’d.)
Sr. Preferred Notes, 144A	1.982%(ff)	06/03/27	17,600	$16,104,132
Sr. Preferred Notes, 144A, MTN(a)	4.625	04/12/27	2,250	2,187,162
Wells Fargo & Co.,
Sr. Unsec’d. Notes	6.303(ff)	10/23/29	15,865	16,736,084
Sr. Unsec’d. Notes, MTN	3.196(ff)	06/17/27	12,330	11,788,931
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29	25,945	26,487,612

				2,066,206,621

Beverages 0.6%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes, 144A	3.650	02/01/26	4,322	4,242,140
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	25,340	23,821,392
Gtd. Notes, 144A	4.450	05/15/25	18,070	17,801,456
JDE Peet’s NV (Netherlands),
Gtd. Notes, 144A	1.375	01/15/27	4,894	4,368,905

				50,233,893

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.150	03/02/28	6,515	6,661,398
Illumina, Inc.,
Sr. Unsec’d. Notes	5.800	12/12/25	5,250	5,286,824

				11,948,222

Building Materials 0.4%

Lennox International, Inc.,
Gtd. Notes	5.500	09/15/28	14,760	15,172,470
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes	7.700	02/15/26	3,000	3,118,438
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	18,329	17,671,233

				35,962,141

Chemicals 1.6%

CF Industries, Inc.,
Gtd. Notes, 144A	4.500	12/01/26	32,200	31,654,414

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Chevron Phillips Chemical Co. LLC/Chevron Phillips
Chemical Co. LP,
Sr. Unsec’d. Notes, 144A	3.400%	12/01/26	19,417	$18,646,597
Eastman Chemical Co.,
Sr. Unsec’d. Notes	7.250	01/15/24	7,000	7,002,351
EIDP, Inc.,
Sr. Unsec’d. Notes	4.500	05/15/26	14,490	14,448,027
FMC Corp.,
Sr. Unsec’d. Notes(a)	3.200	10/01/26	14,160	13,403,447
Sr. Unsec’d. Notes(a)	5.150	05/18/26	17,430	17,411,772
LYB Finance Co. BV (Netherlands),
Gtd. Notes, 144A	8.100	03/15/27	1,008	1,085,131
LYB International Finance III LLC,
Gtd. Notes	1.250	10/01/25	10,904	10,188,179
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes(a)	4.900	03/27/28	15,675	15,804,888
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	14,245	14,133,889

				143,778,695

Commercial Services 1.4%

Ashtead Capital, Inc. (United Kingdom),
Gtd. Notes, 144A	1.500	08/12/26	20,725	18,795,252
Gtd. Notes, 144A	4.375	08/15/27	11,380	10,933,837
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/15/25	10,900	10,398,714
ERAC USA Finance LLC,
Gtd. Notes, 144A	3.300	12/01/26	9,230	8,851,418
Gtd. Notes, 144A	3.800	11/01/25	19,523	19,052,438
Gtd. Notes, 144A	4.600	05/01/28	29,140	29,003,960
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	16,290	15,788,184
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/25	16,325	16,110,696

				128,934,499

Computers 1.0%

Genpact Luxembourg Sarl,
Gtd. Notes	3.375	12/01/24	23,654	23,019,340

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 23

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750%	04/10/26	18,395	$17,067,567
International Business Machines Corp.,
Sr. Unsec’d. Notes	1.700	05/15/27	7,500	6,845,265
Leidos, Inc.,
Gtd. Notes(a)	3.625	05/15/25	30,205	29,461,706
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25	10,742	10,218,976

				86,612,854

Distribution/Wholesale 0.2%

Ferguson Finance PLC,
Sr. Unsec’d. Notes, 144A	4.250	04/20/27	12,105	11,854,026
LKQ Corp.,
Gtd. Notes(a)	5.750	06/15/28	4,050	4,159,646

				16,013,672

Diversified Financial Services 2.6%

American Express Co.,
Jr. Sub. Notes	3.550(ff)	09/15/26(oo)	16,080	13,782,223
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes(a)	5.700	12/15/28	19,400	20,337,365
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A(a)	4.500	04/14/27	30,625	29,377,459
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	21,945	21,689,117
Capital One Financial Corp.,
Sr. Unsec’d. Notes	6.312(ff)	06/08/29	19,800	20,312,106
Sr. Unsec’d. Notes	7.624(ff)	10/30/31	7,105	7,795,164
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	4.650	06/12/24	3,870	3,855,882
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	5.875	07/21/28	16,570	16,993,125
LPL Holdings, Inc.,
Gtd. Notes	6.750	11/17/28	15,910	16,942,929
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	1.653	07/14/26	16,975	15,515,423
Sr. Unsec’d. Notes(a)	2.172	07/14/28	6,100	5,334,857
Sr. Unsec’d. Notes	2.329	01/22/27	39,725	36,444,756

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Western Union Co. (The),
Sr. Unsec’d. Notes	1.350%	03/15/26	25,065	$23,071,062

				231,451,468

Electric 8.8%

Alliant Energy Finance LLC,
Gtd. Notes, 144A	1.400	03/15/26	18,650	16,993,002
Ameren Corp.,
Sr. Unsec’d. Notes	1.750	03/15/28	18,710	16,551,728
American Electric Power Co., Inc.,
Jr. Sub. Notes	2.031	03/15/24	10,625	10,530,703
Jr. Sub. Notes	5.699	08/15/25	14,580	14,688,730
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.350	06/15/24	11,000	10,855,791
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.150	12/01/24	6,018	5,881,068
Sr. Unsec’d. Notes	3.200	04/15/25	14,245	13,851,098
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.125	03/15/28	8,000	7,666,272
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	5.200	10/01/28	13,640	14,068,985
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	1.450	06/01/26	24,160	22,250,179
Sr. Unsec’d. Notes	2.500	09/01/24	11,620	11,367,139
Cleveland Electric Illuminating Co. (The),
First Mortgage	5.500	08/15/24	5,925	5,913,318
CMS Energy Corp.,
Sr. Unsec’d. Notes	2.950	02/15/27	2,445	2,292,259
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	5.600	03/01/28	7,798	8,031,550
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24	13,520	13,288,233
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)	35,129	33,501,531
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C	2.529	10/01/24	8,222	8,032,485
Sr. Unsec’d. Notes, Series F	1.050	06/01/25	31,902	30,067,056
Duke Energy Corp.,
Jr. Sub. Notes	3.250(ff)	01/15/82	23,430	18,340,224
Sr. Unsec’d. Notes	3.100	06/15/28	EUR 13,425	14,592,589
Edison International,
Sr. Unsec’d. Notes	4.700	08/15/25	15,000	14,820,693

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 25

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Edison International, (cont’d.)
Sr. Unsec’d. Notes	4.950%	04/15/25	23,050	$22,892,938
Sr. Unsec’d. Notes	5.250	11/15/28	9,355	9,418,855
Enel Finance International NV (Italy),
Gtd. Notes, 144A	1.375	07/12/26	11,300	10,304,670
Gtd. Notes, 144A	1.875	07/12/28	20,000	17,395,354
Sr. Unsec’d. Notes, 144A	4.250	06/15/25	4,700	4,622,483
Entergy Corp.,
Sr. Unsec’d. Notes	0.900	09/15/25	32,125	29,911,786
Evergy Metro, Inc.,
Mortgage	3.650	08/15/25	15,750	15,392,369
Evergy Missouri West, Inc.,
First Mortgage, 144A	5.150	12/15/27	12,220	12,302,998
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	2.866	09/15/28	7,375	6,690,703
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	38,000	36,007,941
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	3.700	09/01/24	8,035	7,901,168
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A	5.200	04/01/28	22,500	22,666,586
MidAmerican Energy Co.,
First Mortgage	3.100	05/01/27	2,000	1,913,809
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	4,236	4,208,979
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.900	02/28/28	24,775	24,995,959
Gtd. Notes	5.749	09/01/25	51,755	52,297,901
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750	06/15/24	9,285	9,168,091
Pacific Gas & Electric Co.,
First Mortgage(a)	3.000	06/15/28	12,000	10,937,348
First Mortgage	3.750	02/15/24	25,634	25,543,781
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	5.150	03/30/26	7,026	7,012,633
Pinnacle West Capital Corp.,
Sr. Unsec’d. Notes	1.300	06/15/25	27,312	25,724,473
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	0.800	08/15/25	26,665	24,919,661
Sempra,
Jr. Sub. Notes	4.125(ff)	04/01/52	20,635	17,775,155
Sr. Unsec’d. Notes	5.400	08/01/26	14,285	14,476,678

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Southern California Edison Co.,
First Mortgage	5.300%	03/01/28	11,535	$11,850,071
Southern Co. (The),
Jr. Sub. Notes	4.475	08/01/24	8,770	8,692,678
Sr. Unsec’d. Notes, Series 21-B	1.750	03/15/28	18,625	16,561,055
System Energy Resources, Inc.,
First Mortgage	6.000	04/15/28	8,465	8,645,937
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.050	03/15/25	5,897	5,751,748
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	20,525	20,214,663
Sr. Sec’d. Notes, 144A	3.700	01/30/27	10,000	9,482,881
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/27	11,540	10,526,907

				799,792,892

Electronics 0.6%

TD SYNNEX Corp.,
Sr. Unsec’d. Notes	1.250	08/09/24	60,230	58,651,889

Engineering & Construction 0.5%

Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350	08/18/28	24,090	25,164,419

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	5,065	4,744,132
Sr. Sec’d. Notes, 144A	4.250	10/31/26	15,125	14,565,829

				44,474,380

Entertainment 0.8%

Warnermedia Holdings, Inc.,
Gtd. Notes	3.638	03/15/25	15,000	14,684,368
Gtd. Notes(a)	3.755	03/15/27	57,600	55,205,473

				69,889,841

Foods 0.5%

Campbell Soup Co.,
Sr. Unsec’d. Notes	3.950	03/15/25	13,769	13,556,824

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 27

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	3.000%	02/02/29	18,510	$16,244,228
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	13,000	12,495,978
Smithfield Foods, Inc.,
Gtd. Notes, 144A	4.250	02/01/27	4,750	4,563,483
Sr. Unsec’d. Notes, 144A	5.200	04/01/29	1,750	1,677,926

				48,538,439

Forest Products & Paper 0.3%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	1.750	09/30/25	23,870	22,590,003
Smurfit Kappa Treasury Funding DAC (Ireland),
Gtd. Notes	7.500	11/20/25	3,902	4,009,305

				26,599,308

Gas 0.5%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	16,559	16,342,189
Sr. Unsec’d. Notes	5.875	08/20/26	4,950	4,890,165
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes(a)	5.250	03/01/28	8,750	8,974,142
NiSource, Inc.,
Sr. Unsec’d. Notes	0.950	08/15/25	17,895	16,728,293

				46,934,789

Hand/Machine Tools 0.1%

Regal Rexnord Corp.,
Gtd. Notes, 144A	6.050	02/15/26	5,975	6,038,752

Healthcare-Products 0.3%

Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	5.000	01/31/29	30,900	31,728,791

Healthcare-Services 2.2%

Advocate Health & Hospitals Corp.,
Unsec’d. Notes, Series 2020	2.211	06/15/30	1,702	1,461,726
Bon Secours Mercy Health, Inc.,
Sec’d. Notes	1.350	06/01/25	2,775	2,590,882

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Cedars-Sinai Health System,
Sec’d. Notes, Series 2021	2.288%	08/15/31	5,821	$4,865,573
Centene Corp.,
Sr. Unsec’d. Notes(a)	2.450	07/15/28	10,000	8,931,911
Sr. Unsec’d. Notes(a)	3.375	02/15/30	10,988	9,859,807
HCA, Inc.,
Gtd. Notes	5.875	02/15/26	7,660	7,731,334
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	1.500	06/01/25	5,370	5,100,059
IQVIA, Inc.,
Sr. Sec’d. Notes, 144A	5.700	05/15/28	19,795	20,198,697
Sr. Sec’d. Notes, 144A	6.250	02/01/29	17,415	18,186,198
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.300	12/01/24	15,525	15,099,220
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	4,585	4,245,399
Roche Holdings, Inc.,
Gtd. Notes, 144A	5.338	11/13/28	27,550	28,599,336
Sutter Health,
Unsec’d. Notes, Series 20A	1.321	08/15/25	11,250	10,517,387
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.250	01/15/29	65,510	65,369,906

				202,757,435

Home Builders 0.4%

Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	7,737	7,662,697
Gtd. Notes	6.000	06/01/25	1,028	1,029,230
Toll Brothers Finance Corp.,
Gtd. Notes	4.875	11/15/25	10,000	9,927,124
Gtd. Notes	4.875	03/15/27	15,635	15,564,260

				34,183,311

Insurance 1.9%

CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	5,155	4,929,529
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.500	04/04/25	18,445	17,994,446
Sr. Unsec’d. Notes	3.650	04/05/27	9,435	9,086,057
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	3.375	03/03/31	2,452	2,152,130

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 29

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Fairfax Financial Holdings Ltd. (Canada), (cont’d.)
Sr. Unsec’d. Notes	4.625%	04/29/30	21,300	$20,206,518
Fairfax US, Inc. (Canada),
Gtd. Notes, 144A(a)	4.875	08/13/24	10,000	10,000,000
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A	0.904	08/12/25	17,200	15,971,002
Principal Life Global Funding II,
Sec’d. Notes, 144A, MTN	5.500	06/28/28	19,750	20,008,303
Sr. Sec’d. Notes, 144A	0.875	01/12/26	22,970	21,087,044
Sr. Sec’d. Notes, 144A	3.000	04/18/26	6,001	5,713,920
Protective Life Global Funding,
Sec’d. Notes, 144A	5.209	04/14/26	29,250	29,205,179
Sec’d. Notes, 144A	5.366	01/06/26	6,005	6,050,402
Sec’d. Notes, 144A(a)	5.467	12/08/28	6,005	6,169,032
Unum Group,
Sr. Unsec’d. Notes	7.250	03/15/28	4,171	4,422,626

				172,996,188

Internet 0.2%

Expedia Group, Inc.,
Gtd. Notes	4.625	08/01/27	14,500	14,460,555

Iron/Steel 0.2%

Reliance Steel & Aluminum Co.,
Sr. Unsec’d. Notes	1.300	08/15/25	9,130	8,543,991
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.400	06/15/25	3,100	2,969,383
Sr. Unsec’d. Notes	2.800	12/15/24	11,543	11,243,289

				22,756,663

Lodging 0.8%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300	02/15/26	1,750	1,613,757
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	01/30/27	9,180	9,383,474
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.200	08/08/24	19,205	18,832,165
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900	04/15/29	3,200	3,220,578

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Marriott International, Inc., (cont’d.)
Sr. Unsec’d. Notes	5.550%	10/15/28	33,640	$34,693,984
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	4,344	4,371,240

				72,115,198

Machinery-Construction & Mining 0.3%
Weir Group PLC (The) (United Kingdom),
Sr. Unsec’d. Notes, 144A	2.200	05/13/26	28,970	26,873,655

Machinery-Diversified 1.0%

CNH Industrial Capital LLC,
Gtd. Notes	3.950	05/23/25	1,564	1,536,419
Gtd. Notes	4.550	04/10/28	11,795	11,639,159
Gtd. Notes	5.500	01/12/29	17,980	18,537,641
Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes(a)	5.400	08/14/28	11,385	11,733,858
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	5.250	08/16/28	3,330	3,428,399
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.200	06/15/25	4,000	3,870,843
Gtd. Notes	3.450	11/15/26	25,396	24,290,184
Gtd. Notes	4.150	03/15/24	3,900	3,882,675
Gtd. Notes	4.700	09/15/28	8,770	8,674,472

				87,593,650

Media 1.3%

Charter Communications Operating LLC/Charter
Communications Operating Capital,
Sr. Sec’d. Notes(a)	2.250	01/15/29	24,025	20,857,679
Sr. Sec’d. Notes(a)	4.908	07/23/25	42,252	41,857,793
Comcast Corp.,
Gtd. Notes	4.550	01/15/29	22,875	22,993,982
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28	13,235	13,520,011
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	13,683	13,116,970
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	520	494,593
Sr. Unsec’d. Notes, 144A	3.850	02/01/25	3,500	3,435,816

				116,276,844

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 31

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 1.0%

Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	4.763%	04/14/27	23,245	$22,898,882
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	4,700	4,507,211
Gtd. Notes	4.375	08/01/28	40,964	39,409,492
Newmont Corp.,
Gtd. Notes	2.800	10/01/29	8,637	7,892,909
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes	7.125	07/15/28	12,837	14,118,081
Yamana Gold, Inc. (Canada),
Gtd. Notes	4.625	12/15/27	1,925	1,864,079

				90,690,654

Miscellaneous Manufacturing 0.5%
Hillenbrand, Inc.,
Gtd. Notes	5.000	09/15/26	16,150	16,001,988
Teledyne Technologies, Inc.,
Gtd. Notes	2.250	04/01/28	35,000	31,700,490

				47,702,478

Office/Business Equipment 0.4%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	29,790	27,893,689
Gtd. Notes	4.125	05/01/25	2,483	2,434,692
Gtd. Notes	5.500	12/01/24	10,852	10,810,670

				41,139,051

Oil & Gas 3.4%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	2.000	07/15/26	19,439	17,932,724
Sr. Unsec’d. Notes, 144A(a)	2.875	01/15/26	4,067	3,845,630
Sr. Unsec’d. Notes, 144A	5.600	06/13/28	6,735	6,839,735
Burlington Resources LLC,
Gtd. Notes	7.200	08/15/31	6,900	7,974,555
Gtd. Notes	7.400	12/01/31	16,379	19,136,843
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24	29,715	29,450,520
Gtd. Notes, 144A	2.268	11/15/26	5,875	5,408,986
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	10/15/27	22,365	22,519,239

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Diamondback Energy, Inc.,
Gtd. Notes	3.250%	12/01/26	7,050	$6,839,956
Hess Corp.,
Sr. Unsec’d. Notes	4.300	04/01/27	44,486	44,054,529
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	7,265	6,945,445
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(a)	3.200	08/15/26	6,726	6,363,072
Sr. Unsec’d. Notes(a)	3.500	06/15/25	4,750	4,623,674
Sr. Unsec’d. Notes(a)	5.875	09/01/25	2,502	2,519,878
Sr. Unsec’d. Notes	7.500	10/15/26	5,228	5,437,047
Ovintiv, Inc.,
Gtd. Notes	5.650	05/15/25	19,480	19,555,422
Phillips 66 Co.,
Gtd. Notes	2.450	12/15/24	9,860	9,594,668
Gtd. Notes	3.750	03/01/28	12,095	11,629,631
Gtd. Notes	4.950	12/01/27	10,835	10,937,816
Pioneer Natural Resources Co.,
Gtd. Notes	7.200	01/15/28	6,176	6,638,710
Sr. Unsec’d. Notes	5.100	03/29/26	8,225	8,282,590
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27	8,120	7,415,891
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	7.500	01/15/28	38,250	40,652,192

				304,598,753

Packaging & Containers 2.1%
Ball Corp.,
Gtd. Notes(a)	4.875	03/15/26	21,297	21,215,198
Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	35,497	33,009,517
Sr. Sec’d. Notes, 144A	5.500	04/15/28	10,920	11,055,419
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	0.821	04/15/24	52,445	51,686,902
Sealed Air Corp.,
Gtd. Notes, 144A	5.500	09/15/25	38,203	38,270,243
Sr. Sec’d. Notes, 144A	1.573	10/15/26	12,875	11,592,080
Silgan Holdings, Inc.,
Sr. Sec’d. Notes, 144A	1.400	04/01/26	11,575	10,584,748

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 33

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

WRKCo, Inc.,
Gtd. Notes	3.375%	09/15/27		4,950	$4,679,061
Gtd. Notes	3.750	03/15/25		5,190	5,091,999

					187,185,167

Pharmaceuticals 2.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	2.950	11/21/26		49,970	47,923,458
Allergan Funding SCS,
Gtd. Notes	3.800	03/15/25		13,136	12,731,871
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	4.375	12/15/28		35,986	34,254,752
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A	6.125	11/21/26		12,150	12,341,705
Gtd. Notes, 144A	6.250	01/21/29		9,300	9,511,441
Cigna Group (The),
Gtd. Notes	3.400	03/01/27		36,034	34,730,181
CVS Health Corp.,
Sr. Unsec’d. Notes	5.000	12/01/24		22,966	22,824,022
Sr. Unsec’d. Notes	5.000	01/30/29		2,185	2,222,632
Sr. Unsec’d. Notes	6.250	06/01/27		1,000	1,049,384
McKesson Corp.,
Sr. Unsec’d. Notes(a)	4.900	07/15/28		29,678	30,200,042
Viatris, Inc.,
Gtd. Notes	2.300	06/22/27		20,460	18,582,212

					226,371,700

Pipelines 4.2%
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.927	08/15/30		5,650	5,846,615
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A	2.500	11/15/24		10,000	9,750,538
Enbridge, Inc. (Canada),
Gtd. Notes	6.000	11/15/28		16,420	17,220,475
Energy Transfer LP,
Gtd. Notes, 144A	6.000	02/01/29		40,000	40,312,108
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30	(oo)	12,892	11,968,285
Sr. Unsec’d. Notes	4.050	03/15/25		2,092	2,059,215
Sr. Unsec’d. Notes	4.950	06/15/28		10,179	10,155,109
Sr. Unsec’d. Notes	5.550	02/15/28		2,559	2,616,045
Sr. Unsec’d. Notes(a)	6.100	12/01/28		7,305	7,690,610

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Enterprise Products Operating LLC,
Gtd. Notes, 3 Month SOFR + 3.039%	8.416%(c)	06/01/67	22,233	$21,224,789
Gtd. Notes, Series D, 3 Month SOFR + 3.248%	8.638(c)	08/16/77	5,970	5,942,570
Kinder Morgan, Inc.,
Gtd. Notes	1.750	11/15/26	9,165	8,432,571
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	5.000	03/01/26	6,000	5,986,853
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.900	04/01/24	5,090	5,060,153
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	13,761	12,874,259
Sr. Unsec’d. Notes	4.125	03/01/27	6,570	6,433,565
Sr. Unsec’d. Notes	4.250	12/01/27	5,034	4,918,520
Sr. Unsec’d. Notes	4.875	06/01/25	17,529	17,422,755
ONEOK Partners LP,
Gtd. Notes	4.900	03/15/25	3,567	3,550,207
ONEOK, Inc.,
Gtd. Notes	2.750	09/01/24	11,570	11,341,014
Gtd. Notes	4.550	07/15/28	6,000	5,924,755
Gtd. Notes	5.550	11/01/26	11,145	11,340,058
Gtd. Notes	5.650	11/01/28	9,015	9,317,298
Gtd. Notes	5.850	01/15/26	7,610	7,729,787
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.600	11/01/24	5,000	4,905,372
Sr. Unsec’d. Notes	4.650	10/15/25	16,430	16,250,399
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	12,970	12,559,399
Targa Resources Corp.,
Gtd. Notes	5.200	07/01/27	5,796	5,827,004
Gtd. Notes	6.150	03/01/29	13,097	13,711,999
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes	7.000	03/15/27	3,575	3,766,896
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	4,536	4,430,726
Sr. Unsec’d. Notes	4.500	03/01/28	11,230	10,873,343
Sr. Unsec’d. Notes	4.650	07/01/26	3,000	2,949,623
Sr. Unsec’d. Notes	4.750	08/15/28	2,653	2,594,139
Sr. Unsec’d. Notes	6.350	01/15/29	11,540	12,055,937
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26	43,745	44,186,823

				379,229,814

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 35

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 0.2%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	2.500%	10/15/31	4,496	$3,626,425
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	14,558	13,816,622
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	495	463,159

				17,906,206

Real Estate Investment Trusts (REITs) 4.0%
American Tower Corp.,
Sr. Unsec’d. Notes	3.950	03/15/29	5,100	4,874,339
Sr. Unsec’d. Notes	5.800	11/15/28	22,700	23,626,363
Brandywine Operating Partnership LP,
Gtd. Notes	4.100	10/01/24	10,850	10,654,840
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	26,313	23,367,463
Corporate Office Properties LP,
Gtd. Notes	2.250	03/15/26	6,860	6,405,832
Crown Castle, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/25	8,630	8,148,917
Sr. Unsec’d. Notes	2.250	01/15/31	13,500	11,184,681
Sr. Unsec’d. Notes	5.600	06/01/29	12,495	12,786,474
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	27,550	24,144,697
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	15,603	15,352,709
Gtd. Notes	5.250	06/01/25	28,802	28,722,057
Gtd. Notes(a)	5.375	04/15/26	12,355	12,299,053
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24	3,700	3,674,761
Sr. Unsec’d. Notes, Series F	4.500	02/01/26	4,000	3,926,434
Invitation Homes Operating Partnership LP,
Gtd. Notes(a)	2.300	11/15/28	17,561	15,636,072
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	35,310	31,145,141
Prologis LP,
Sr. Unsec’d. Notes	4.875	06/15/28	21,690	21,985,168
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	11,225	10,066,584
Sr. Unsec’d. Notes	3.400	01/15/28	19,483	18,540,083
Sr. Unsec’d. Notes(a)	4.700	12/15/28	9,985	10,060,132

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Sabra Health Care LP,
Gtd. Notes	5.125%	08/15/26	8,950	$8,810,472
Spirit Realty LP,
Gtd. Notes	2.100	03/15/28	14,165	12,573,742
Gtd. Notes	3.400	01/15/30	4,500	4,097,136
Gtd. Notes	4.450	09/15/26	11,000	10,778,210
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26	2,924	2,835,730
Gtd. Notes, 144A(a)	5.750	02/01/27	18,200	18,290,982
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	6,385	5,995,435
WP Carey, Inc.,
Sr. Unsec’d. Notes	4.250	10/01/26	2,261	2,207,680

				362,191,187

Retail 1.0%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	30,002	28,770,001
Dollar General Corp.,
Sr. Unsec’d. Notes	5.200	07/05/28	6,369	6,458,535
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.000	05/15/25	14,425	14,169,170
Genuine Parts Co.,
Sr. Unsec’d. Notes	6.500	11/01/28	10,380	11,028,151
Ross Stores, Inc.,
Sr. Unsec’d. Notes(a)	0.875	04/15/26	33,315	30,527,713

				90,953,570

Semiconductors 0.2%
Marvell Technology, Inc.,
Sr. Unsec’d. Notes	5.750	02/15/29	8,385	8,675,458
Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes	1.800	06/01/26	7,000	6,521,668

				15,197,126

Software 1.1%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes	3.400	06/15/27	4,600	4,304,948
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.150	03/01/26	10,190	9,419,479

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 37

Schedule of Investments (continued)

as of December 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Fidelity National Information Services, Inc., (cont’d.)
Sr. Unsec’d. Notes(a)	1.650%	03/01/28	4,285	$3,821,039
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28	5,398	5,556,957
Sr. Unsec’d. Notes	5.450	03/02/28	16,320	16,821,514
Infor, Inc.,
Sr. Unsec’d. Notes, 144A	1.750	07/15/25	6,934	6,545,245
Oracle Corp.,
Sr. Unsec’d. Notes	2.300	03/25/28	16,752	15,257,456
Sr. Unsec’d. Notes	6.150	11/09/29	24,000	25,798,376
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.000	09/15/25	10,570	9,882,115
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	5,000	4,835,076

				102,242,205

Telecommunications 2.5%
AT&T, Inc.,
Sr. Unsec’d. Notes	1.700	03/25/26	36,550	34,194,874
Sr. Unsec’d. Notes	2.300	06/01/27	35,000	32,502,877
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.000	09/01/24	744	735,031
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN	5.750	10/06/28	13,735	14,317,587
NTT Finance Corp. (Japan),
Gtd. Notes, 144A	1.162	04/03/26	7,635	7,033,942
Sprint LLC,
Gtd. Notes	7.125	06/15/24	18,655	18,750,645
Gtd. Notes	7.625	02/15/25	5,045	5,134,386
Gtd. Notes	7.625	03/01/26	1,905	1,989,569
T-Mobile USA, Inc.,
Gtd. Notes	2.050	02/15/28	6,765	6,105,659
Gtd. Notes	3.750	04/15/27	53,311	51,733,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.100	03/22/28	50,608	45,751,597
Sr. Unsec’d. Notes	4.329	09/21/28	7,307	7,232,042

				225,481,209

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.2%

Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.625%	06/01/25	19,455	$19,309,754

Trucking & Leasing 0.4%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	1.200	11/15/25	10,930	10,133,781
Sr. Unsec’d. Notes, 144A	1.700	06/15/26	25,675	23,602,760

				33,736,541

TOTAL CORPORATE BONDS
(cost $7,732,922,130)				7,478,697,402

MUNICIPAL BOND 0.3%

Texas

Texas Natural Gas Securitization Fin. Corp. Rev., Taxable, Revenue Bonds, Series 2023-01, Class A1 (cost $22,844,490)	5.102	04/01/35	22,740	23,192,318

U.S. TREASURY OBLIGATIONS(k) 0.2%
U.S. Treasury Notes	1.250	03/31/28	3,545	3,179,699
U.S. Treasury Notes	1.750	12/31/24	295	286,334
U.S. Treasury Notes(h)	1.750	01/31/29	13,945	12,584,273

TOTAL U.S. TREASURY OBLIGATIONS
(cost $17,782,459)				16,050,306

			Shares

PREFERRED STOCK 0.0%

Banks

Citigroup Capital XIII, 12.022%(c), 3 Month SOFR + 6.632%, Maturing 10/30/40 (cost $3,342,000)			132,000	3,767,280

TOTAL LONG-TERM INVESTMENTS
(cost $9,162,082,320)				8,893,465,999

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 39

Schedule of Investments (continued)

as of December 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENTS 2.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	22,302,705	$22,302,705
PGIM Institutional Money Market Fund (cost $194,056,346; includes $192,965,337 of cash collateral for securities on loan)(b)(wb)	194,266,342	194,188,636

TOTAL SHORT-TERM INVESTMENTS
(cost $216,359,051)		216,491,341

TOTAL INVESTMENTS 100.6%
(cost $9,378,441,371)		9,109,957,340
Liabilities in excess of other assets(z) (0.6)%		(54,582,534)

NET ASSETS 100.0%		$9,055,374,806

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BNYM—Bank of New York Mellon

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

DAC—Designated Activity Company

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

JPM—JPMorgan Chase Bank N.A.

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $189,613,879; cash collateral of $192,965,337 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.

See Notes to Financial Statements.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
2,278	2 Year U.S. Treasury Notes	Mar. 2024	$469,072,233	$4,682,205
6,987	5 Year U.S. Treasury Notes	Mar. 2024	760,000,025	16,727,184
17	20 Year U.S. Treasury Bonds	Mar. 2024	2,123,938	142,159
26	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	3,473,438	310,614

				21,862,162

Short Positions:
1,483	10 Year U.S. Treasury Notes	Mar. 2024	167,416,804	(5,658,228)
9	10 Year U.S. Ultra Treasury Notes	Mar. 2024	1,062,141	(48,028)

				(5,706,256)

				$16,155,906

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	BNYM	EUR	13,063	$14,308,086	$14,429,554	$—	$(121,468)

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 41

Schedule of Investments (continued)

as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Teck Resources Ltd.	06/20/26	5.000%(Q)	40,000	0.672%	$3,545,440	$4,128,083	$582,643

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Host Hotels & Resorts LP	12/20/25	1.000%(Q)		4,250	$(48,291)	$57,034	$(105,325)	GSI
Imperial Brands Finance PLC	06/20/27	1.000%(Q)	EUR	12,600	(187,805)	170,270	(358,075)	JPM
Marriott International, Inc.	06/20/25	1.000%(Q)		3,500	(40,782)	47,765	(88,547)	MSI

					$(276,878)	$275,069	$(551,947)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Ford Motor Co.	12/20/28	5.000%(Q)	20,000	2.014%	$2,607,679	$2,041,332	$566,347	MSI

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
486,564	08/03/25	4.811	%(A)	1 Day SOFR(2)(A)/ 5.380%	$—	$2,483,799	$2,483,799
98,646	08/15/28	1.220	%(A)	1 Day SOFR(1)(A)/ 5.380%	290,461	11,331,254	11,040,793

					$290,461	$13,815,053	$13,524,592

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,316,401	$—	$566,347	$(551,947)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$37,441,000	$13,036,853

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 43

Schedule of Investments (continued)

as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,218,330,396	$—
Commercial Mortgage-Backed Securities	—	153,428,297	—
Corporate Bonds	—	7,478,697,402	—
Municipal Bond	—	23,192,318	—
U.S. Treasury Obligations	—	16,050,306	—
Preferred Stock	3,767,280	—	—
Short-Term Investments
Affiliated Mutual Funds	216,491,341	—	—

Total	$220,258,621	$8,889,698,719	$—

Other Financial Instruments*
Assets
Futures Contracts	$21,862,162	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	582,643	—
OTC Credit Default Swap Agreement	—	2,607,679	—
Centrally Cleared Interest Rate Swap Agreements	—	13,524,592	—

Total	$21,862,162	$16,714,914	$—

Liabilities
Futures Contracts	$(5,706,256)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(121,468)	—
OTC Credit Default Swap Agreements	—	(276,878)	—

Total	$(5,706,256)	$(398,346)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Banks	22.8%
Collateralized Loan Obligations	13.4
Electric	8.8
Pipelines	4.2
Real Estate Investment Trusts (REITs)	4.0
Oil & Gas	3.4
Auto Manufacturers	3.2
Diversified Financial Services	2.6
Pharmaceuticals	2.5
Telecommunications	2.5
Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	2.4
Healthcare-Services	2.2
Packaging & Containers	2.1
Insurance	1.9
Agriculture	1.9
Commercial Mortgage-Backed Securities	1.7
Chemicals	1.6
Aerospace & Defense	1.4
Commercial Services	1.4
Media	1.3
Software	1.1
Retail	1.0
Mining	1.0
Machinery-Diversified	1.0
Computers	1.0
Airlines	0.8
Lodging	0.8
Entertainment	0.8

Electronics	0.6%
Beverages	0.6
Foods	0.5
Miscellaneous Manufacturing	0.5
Gas	0.5
Engineering & Construction	0.5
Office/Business Equipment	0.4
Building Materials	0.4
Home Builders	0.4
Trucking & Leasing	0.4
Healthcare-Products	0.3
Machinery-Construction & Mining	0.3
Forest Products & Paper	0.3
Municipal Bond	0.3
Iron/Steel	0.2
Apparel	0.2
Transportation	0.2
Real Estate	0.2
U.S. Treasury Obligations	0.2
Distribution/Wholesale	0.2
Semiconductors	0.2
Internet	0.2
Biotechnology	0.1
Hand/Machine Tools	0.1

100.6
Liabilities in excess of other assets	(0.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk, and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$582,643	*	—	$—

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 45

Schedule of Investments (continued)

as of December 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$2,316,401		—	$—
Credit contracts	Unrealized appreciation on OTC swap agreements	566,347		Unrealized depreciation on OTC swap agreements	551,947
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	121,468
Interest rate contracts	Due from/to broker-variation margin futures	21,862,162	*	Due from/to broker-variation margin futures	5,706,256	*
Interest rate contracts	Due from/to broker-variation margin swaps	13,524,592	*	—	—

		$38,852,145			$6,379,671

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$1,530,000	$963,000	$—	$—	$(1,548,248)
Foreign exchange contracts	—	—	—	(501,621)	—
Interest rate contracts	—	—	(49,352,159)	—	3,501,666

Total	$1,530,000	$963,000	$(49,352,159)	$(501,621)	$1,953,418

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$334,040	$(125,475)	$—	$—	$1,104,011
Foreign exchange contracts	—	—	—	346,252	—
Interest rate contracts	—	—	16,664,351	—	741,242

Total	$334,040	$(125,475)	$16,664,351	$346,252	$1,845,253

See Notes to Financial Statements.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 74,000
Options Written (2)	120,000,000
Futures Contracts - Long Positions (2)	1,915,863,512
Futures Contracts - Short Positions (2)	147,879,061
Forward Foreign Currency Exchange Contracts - Purchased (3)	8,656,235
Forward Foreign Currency Exchange Contracts - Sold (3)	22,881,588
Interest Rate Swap Agreements (2)	293,271,600
Credit Default Swap Agreements - Buy Protection (2)	60,012,073
Credit Default Swap Agreements - Sell Protection (2)	63,230,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$189,613,879	$(189,613,879)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNYM	$—	$(121,468)	$(121,468)	$—	$(121,468)
GSI	57,034	(105,325)	(48,291)	—	(48,291)
JPM	170,270	(358,075)	(187,805)	187,805	—
MSI	2,655,444	(88,547)	2,566,897	(2,566,897)	—

	$2,882,748	$(673,415)	$2,209,333	$(2,379,092)	$(169,759)

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 47

Schedule of Investments (continued)

as of December 31, 2023

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of December 31, 2023

Assets

Investments at value, including securities on loan of $189,613,879:
Unaffiliated investments (cost $9,162,082,320)	$8,893,465,999
Affiliated investments (cost $216,359,051)	216,491,341
Foreign currency, at value (cost $1)	1
Dividends and interest receivable	91,420,827
Deposit with broker for centrally cleared/exchange-traded derivatives	37,441,000
Receivable for Fund shares sold	30,929,339
Receivable for investments sold	23,829,879
Premiums paid for OTC swap agreements	2,316,401
Due from broker—variation margin futures	868,438
Unrealized appreciation on OTC swap agreements	566,347
Due from broker—variation margin swaps	247,250
Prepaid expenses	52,447

Total Assets	9,297,629,269

Liabilities

Payable to broker for collateral for securities on loan	192,965,337
Payable for Fund shares purchased	38,981,008
Dividends payable	3,712,866
Management fee payable	2,909,688
Accrued expenses and other liabilities	2,569,717
Unrealized depreciation on OTC swap agreements	551,947
Distribution fee payable	415,849
Unrealized depreciation on OTC forward foreign currency exchange contracts	121,468
Affiliated transfer agent fee payable	26,583

Total Liabilities	242,254,463

Net Assets	$9,055,374,806

Net assets were comprised of:
Common stock, at par	$8,632,604
Paid-in capital in excess of par	10,213,087,182
Total distributable earnings (loss)	(1,166,344,980)

Net assets, December 31, 2023	$9,055,374,806

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 49

Statement of Assets and Liabilities

as of December 31, 2023

Class A

Net asset value and redemption price per share, ($1,137,149,764 ÷ 108,652,028 shares of common stock issued and outstanding)	$10.47
Maximum sales charge (2.25% of offering price)	0.24

Maximum offering price to public	$10.71

Class C

Net asset value, offering price and redemption price per share, ($155,935,630 ÷ 14,899,768 shares of common stock issued and outstanding)	$10.47

Class R

Net asset value, offering price and redemption price per share, ($94,761,545 ÷ 9,054,768 shares of common stock issued and outstanding)	$10.47

Class Z

Net asset value, offering price and redemption price per share, ($5,467,554,978 ÷ 521,129,362 shares of common stock issued and outstanding)	$10.49

Class R2

Net asset value, offering price and redemption price per share, ($1,338,168 ÷ 127,324 shares of common stock issued and outstanding)	$10.51

Class R4

Net asset value, offering price and redemption price per share, ($1,372,434 ÷ 130,609 shares of common stock issued and outstanding)	$10.51

Class R6

Net asset value, offering price and redemption price per share, ($2,197,262,287 ÷ 209,266,497 shares of common stock issued and outstanding)	$10.50

See Notes to Financial Statements.

Statement of Operations

Year Ended December 31, 2023

Net Investment Income (Loss)

Income
Interest income	$342,472,540
Affiliated dividend income	2,864,868
Unaffiliated dividend income	1,075,288
Affiliated income from securities lending, net	629,156

Total income	347,041,852

Expenses
Management fee	35,945,492
Distribution fee(a)	5,439,615
Shareholder servicing fees(a)	2,465
Transfer agent’s fees and expenses (including affiliated expense of $240,685)(a)	6,866,885
Shareholders’ reports	512,242
Custodian and accounting fees	426,113
Registration fees(a)	219,232
Directors’ fees	143,520
Professional fees	102,218
Audit fee	40,280
Miscellaneous	182,521

Total expenses	49,880,583
Less: Fee waiver and/or expense reimbursement(a)	(2,050,529)
Distribution fee waiver(a)	(245,725)

Net expenses	47,584,329

Net investment income (loss)	299,457,523

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $26,103)	(134,971,257)
Futures transactions	(49,352,159)
Forward currency contract transactions	(501,621)
Options written transactions	963,000
Swap agreement transactions	1,953,418
Foreign currency transactions	12,695

(181,895,924)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $10,091)	474,221,971
Futures	16,664,351
Forward currency contracts	346,252
Options written	(125,475)
Swap agreements	1,845,253
Foreign currencies	(7,279)

492,945,073

Net gain (loss) on investment and foreign currency transactions	311,049,149

Net Increase (Decrease) In Net Assets Resulting From Operations	$610,506,672

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 51

Statement of Operations

Year Ended December 31, 2023

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	2,903,526	1,796,070	737,174	—	2,845	—	—
Shareholder servicing fees	—	—	—	—	1,138	1,327	—
Transfer agent’s fees and expenses	903,652	169,843	154,843	5,543,954	2,833	2,797	88,963
Registration fees	41,869	17,607	8,376	97,020	9,926	9,677	34,757
Fee waiver and/or expense reimbursement	(174,666)	(27,011)	(14,782)	(1,341,693)	(11,214)	(10,678)	(470,485)
Distribution fee waiver	—	—	(245,725)	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$299,457,523	$232,253,481
Net realized gain (loss) on investment and foreign currency transactions	(181,895,924)	(278,345,542)
Net change in unrealized appreciation (depreciation) on investments	492,945,073	(816,154,534)

Net increase (decrease) in net assets resulting from operations	610,506,672	(862,246,595)

Dividends and Distributions
Distributions from distributable earnings
Class A	(38,287,770)	(31,711,856)
Class C	(4,508,781)	(4,057,366)
Class R	(2,905,614)	(2,380,355)
Class Z	(202,074,998)	(185,388,160)
Class R2	(35,931)	(31,808)
Class R4	(44,895)	(23,556)
Class R6	(83,601,534)	(66,290,112)

	(331,459,523)	(289,883,213)

Tax return of capital distributions
Class A	—	(112,636)
Class C	—	(14,411)
Class R	—	(8,455)
Class Z	—	(658,476)
Class R2	—	(113)
Class R4	—	(84)
Class R6	—	(235,454)

	—	(1,029,629)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,880,971,062	3,590,300,880
Net asset value of shares issued in reinvestment of dividends and distributions	287,138,171	244,903,092
Cost of shares purchased	(4,140,092,331)	(6,646,292,087)

Net increase (decrease) in net assets from Fund share transactions	(971,983,098)	(2,811,088,115)

Total increase (decrease)	(692,935,949)	(3,964,247,552)

Net Assets:

Beginning of year	9,748,310,755	13,712,558,307

End of year	$9,055,374,806	$9,748,310,755

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 53

Financial Highlights

Class A Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.15	$11.14		$11.42	$11.11	$10.71
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.19		0.17	0.22	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.36	(0.93)		(0.23)	0.34	0.43
Total from investment operations	0.66	(0.74)		(0.06)	0.56	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.25)		(0.22)	(0.25)	(0.29)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.34)	(0.25)		(0.22)	(0.25)	(0.29)
Net asset value, end of year	$10.47	$10.15		$11.14	$11.42	$11.11
Total Return(c):	6.60%	(6.70)%		(0.56)%	5.13%	6.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,137,150	$1,204,480		$1,665,931	$1,837,307	$1,609,745
Average net assets (000)	$1,161,410	$1,361,067		$1,807,236	$2,048,213	$1,352,830
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.71%		0.71%	0.76%	0.80%
Expenses before waivers and/or expense reimbursement	0.73%	0.72%		0.72%	0.77%	0.80%
Net investment income (loss)	2.96%	1.83%		1.46%	1.93%	2.33%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.15	$11.14		$11.42	$11.11	$10.72
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.11		0.08	0.14	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.36	(0.93)		(0.23)	0.34	0.42
Total from investment operations	0.58	(0.82)		(0.15)	0.48	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.17)		(0.13)	(0.17)	(0.21)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.26)	(0.17)		(0.13)	(0.17)	(0.21)
Net asset value, end of year	$10.47	$10.15		$11.14	$11.42	$11.11
Total Return(c):	5.79%	(7.42)%		(1.31)%	4.40%	5.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$155,936	$209,217		$333,417	$495,994	$599,005
Average net assets (000)	$179,607	$262,486		$389,132	$534,970	$722,408
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.48%	1.48%		1.47%	1.47%	1.49%
Expenses before waivers and/or expense reimbursement	1.50%	1.49%		1.48%	1.48%	1.49%
Net investment income (loss)	2.17%	1.04%		0.71%	1.27%	1.65%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 55

Financial Highlights (continued)

Class R Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.15	$11.13		$11.42	$11.11	$10.72
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.15		0.13	0.19	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.35	(0.92)		(0.24)	0.34	0.42
Total from investment operations	0.62	(0.77)		(0.11)	0.53	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.21)		(0.18)	(0.22)	(0.25)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.30)	(0.21)		(0.18)	(0.22)	(0.25)
Net asset value, end of year	$10.47	$10.15		$11.13	$11.42	$11.11
Total Return(c):	6.25%	(6.94)%		(0.99)%	4.86%	6.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$94,762	$104,825		$138,545	$143,094	$138,971
Average net assets (000)	$98,290	$119,891		$139,942	$133,401	$139,946
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%		1.05%	1.02%	1.11%
Expenses before waivers and/or expense reimbursement	1.32%	1.31%		1.31%	1.28%	1.36%
Net investment income (loss)	2.62%	1.48%		1.12%	1.70%	2.02%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.17	$11.16		$11.45	$11.14	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.21		0.19	0.25	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.35	(0.93)		(0.24)	0.35	0.43
Total from investment operations	0.68	(0.72)		(0.05)	0.60	0.72
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.27)		(0.24)	(0.29)	(0.32)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.36)	(0.27)		(0.24)	(0.29)	(0.32)
Net asset value, end of year	$10.49	$10.17		$11.16	$11.45	$11.14
Total Return(c):	6.85%	(6.47)%		(0.41)%	5.43%	6.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,467,555	$5,743,080		$8,985,211	$8,371,100	$6,187,736
Average net assets (000)	$5,711,815	$7,274,717		$8,893,589	$7,069,401	$5,905,291
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.47%	0.47%		0.47%	0.47%	0.52%
Expenses before waivers and/or expense reimbursement	0.49%	0.50%		0.51%	0.50%	0.53%
Net investment income (loss)	3.20%	2.05%		1.69%	2.22%	2.61%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 57

Financial Highlights (continued)

Class R2 Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.19	$11.18		$11.47	$11.15	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.17		0.14	0.20	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.35	(0.93)		(0.23)	0.36	0.43
Total from investment operations	0.64	(0.76)		(0.09)	0.56	0.67
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.23)		(0.20)	(0.24)	(0.27)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.32)	(0.23)		(0.20)	(0.24)	(0.27)
Net asset value, end of year	$10.51	$10.19		$11.18	$11.47	$11.15
Total Return(c):	6.41%	(6.83)%		(0.81)%	5.09%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,338	$916		$1,941	$919	$188
Average net assets (000)	$1,138	$1,505		$1,549	$477	$91
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%		0.88%	0.88%	0.91%
Expenses before waivers and/or expense reimbursement	1.87%	1.84%		1.89%	6.58%	22.41%
Net investment income (loss)	2.84%	1.61%		1.27%	1.74%	2.20%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R4 Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.19	$11.18		$11.46	$11.15	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.20		0.17	0.24	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.36	(0.94)		(0.22)	0.34	0.42
Total from investment operations	0.67	(0.74)		(0.05)	0.58	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.25)		(0.23)	(0.27)	(0.30)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.35)	(0.25)		(0.23)	(0.27)	(0.30)
Net asset value, end of year	$10.51	$10.19		$11.18	$11.46	$11.15
Total Return(c):	6.68%	(6.60)%		(0.47)%	5.26%	6.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,372	$1,400		$1,020	$439	$546
Average net assets (000)	$1,327	$986		$887	$347	$585
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%		0.63%	0.63%	0.67%
Expenses before waivers and/or expense reimbursement	1.43%	1.66%		2.16%	8.45%	4.00%
Net investment income (loss)	3.05%	1.89%		1.52%	2.11%	2.46%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund 59

Financial Highlights (continued)

Class R6 Shares
	Year Ended December 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.18	$11.17		$11.46	$11.14	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.23		0.20	0.26	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.35	(0.94)		(0.24)	0.36	0.42
Total from investment operations	0.69	(0.71)		(0.04)	0.62	0.72
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.28)		(0.25)	(0.30)	(0.33)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Total dividends and distributions	(0.37)	(0.28)		(0.25)	(0.30)	(0.33)
Net asset value, end of year	$10.50	$10.18		$11.17	$11.46	$11.14
Total Return(c):	6.95%	(6.37)%		(0.31)%	5.62%	6.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,197,262	$2,484,393		$2,586,493	$1,821,666	$1,331,608
Average net assets (000)	$2,305,753	$2,472,740		$2,277,111	$1,498,054	$1,261,494
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%		0.38%	0.38%	0.42%
Expenses before waivers and/or expense reimbursement	0.40%	0.40%		0.40%	0.40%	0.42%
Net investment income (loss)	3.29%	2.18%		1.77%	2.31%	2.71%
Portfolio turnover rate(e)	35%	14%		32%	36%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Short-Term Corporate Bond Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and PGIM Short-Term Corporate Bond Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek high current income consistent with the preservation of principal.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Short-Term Corporate Bond Fund 61

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to

PGIM Short-Term Corporate Bond Fund 63

Notes to Financial Statements (continued)

the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

PGIM Short-Term Corporate Bond Fund 65

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may

PGIM Short-Term Corporate Bond Fund 67

Notes to Financial Statements (continued)

occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of

PGIM Short-Term Corporate Bond Fund 69

Notes to Financial Statements (continued)

dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended December 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.380% on average daily net assets up to $10 billion;	0.38%
0.370% on average daily net assets over $10 billion.

The Manager has contractually agreed, through April 30, 2025, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	0.47
R2	0.88
R4	0.63
R6	0.38

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS contractually agreed through April 30, 2025 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.25%	0.25%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10

PGIM Short-Term Corporate Bond Fund 71

Notes to Financial Statements (continued)

Class	Gross Distribution Fee		Net Distribution Fee		Shareholder Service Fee
R6	N/A	%	N/A	%	N/A	%

For the year ended December 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$367,713	$28,636
C	—	15,056

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended December 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$3,234,206,082	$4,199,317,838

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$2,061,703,536	$2,039,400,831	$—	$—	$22,302,705	22,302,705	$2,864,868

PGIM Institutional Money Market Fund(1)(b)(wb)
230,319,202	1,207,616,496	1,243,783,256	10,091	26,103	194,188,636	194,266,342	629,156	(2)
$230,319,202	$3,269,320,032	$3,283,184,087	$10,091	$26,103	$216,491,341		$3,494,024

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to distribution in excess of income.

For the year ended December 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$1,361,032	$(1,361,032)

PGIM Short-Term Corporate Bond Fund 73

Notes to Financial Statements (continued)

For the year ended December 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$331,459,523	$—	$—	$331,459,523

For the year ended December 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$289,883,213	$—	$1,029,629	$290,912,842

As of December 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$9,531,015,934	$83,861,067	$(472,447,187)	$(388,586,120)

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales, market discount accretion, bond premium amortization, mark-to-market of futures and swaps contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of December 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$774,915,000	$—

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (December 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses
$533,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 30,025,000,000 shares of capital stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	3,500,000,000
B	5,000,000
C	700,000,000
R	250,000,000
Z	15,000,000,000
T	170,000,000
R2	200,000,000
R4	200,000,000
R6	10,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

PGIM Short-Term Corporate Bond Fund 75

Notes to Financial Statements (continued)

As of December 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	39,376	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	8	83.6

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended December 31, 2023:
Shares sold	19,833,644	$203,050,845
Shares issued in reinvestment of dividends and distributions	3,274,014	33,551,585
Shares purchased	(36,320,789)	(371,922,677)
Net increase (decrease) in shares outstanding before conversion	(13,213,131)	(135,320,247)
Shares issued upon conversion from other share class(es)	6,109,264	62,485,823
Shares purchased upon conversion into other share class(es)	(2,915,322)	(29,799,500)
Net increase (decrease) in shares outstanding	(10,019,189)	$(102,633,924)

Year ended December 31, 2022:
Shares sold	20,354,381	$211,484,613
Shares issued in reinvestment of dividends and distributions	2,685,606	27,861,705
Shares purchased	(57,983,959)	(607,384,605)
Net increase (decrease) in shares outstanding before conversion	(34,943,972)	(368,038,287)
Shares issued upon conversion from other share class(es)	6,826,430	71,144,301
Shares purchased upon conversion into other share class(es)	(2,815,543)	(29,487,215)
Net increase (decrease) in shares outstanding	(30,933,085)	$(326,381,201)

Class C
Year ended December 31, 2023:
Shares sold	2,259,513	$23,137,523
Shares issued in reinvestment of dividends and distributions	390,384	4,000,463
Shares purchased	(5,265,509)	(53,927,599)
Net increase (decrease) in shares outstanding before conversion	(2,615,612)	(26,789,613)
Shares purchased upon conversion into other share class(es)	(3,097,995)	(31,684,439)
Net increase (decrease) in shares outstanding	(5,713,607)	$(58,474,052)

Share Class	Shares	Amount

Year ended December 31, 2022:
Shares sold	2,454,938	$25,515,124
Shares issued in reinvestment of dividends and distributions	349,918	3,627,742
Shares purchased	(8,125,070)	(84,691,013)
Net increase (decrease) in shares outstanding before conversion	(5,320,214)	(55,548,147)
Shares issued upon conversion from other share class(es)	1,267	13,902
Shares purchased upon conversion into other share class(es)	(4,009,643)	(41,735,177)
Net increase (decrease) in shares outstanding	(9,328,590)	$(97,269,422)

Class R
Year ended December 31, 2023:
Shares sold	371,724	$3,818,222
Shares issued in reinvestment of dividends and distributions	283,075	2,900,753
Shares purchased	(1,928,635)	(19,722,506)
Net increase (decrease) in shares outstanding	(1,273,836)	$(13,003,531)

Year ended December 31, 2022:
Shares sold	631,420	$6,685,791
Shares issued in reinvestment of dividends and distributions	229,932	2,383,652
Shares purchased	(2,972,606)	(30,859,704)
Net increase (decrease) in shares outstanding before conversion	(2,111,254)	(21,790,261)
Shares issued upon conversion from other share class(es)	1,851	20,050
Shares purchased upon conversion into other share class(es)	(4,388)	(44,762)
Net increase (decrease) in shares outstanding	(2,113,791)	$(21,814,973)

Class Z
Year ended December 31, 2023:
Shares sold	211,416,313	$2,171,195,873
Shares issued in reinvestment of dividends and distributions	16,907,020	173,674,034
Shares purchased	(269,532,947)	(2,765,170,184)
Net increase (decrease) in shares outstanding before conversion	(41,209,614)	(420,300,277)
Shares issued upon conversion from other share class(es)	3,507,038	35,948,306
Shares purchased upon conversion into other share class(es)	(5,612,266)	(57,452,222)
Net increase (decrease) in shares outstanding	(43,314,842)	$(441,804,193)

Year ended December 31, 2022:
Shares sold	252,389,682	$2,638,216,846
Shares issued in reinvestment of dividends and distributions	14,248,965	148,303,364
Shares purchased	(467,419,968)	(4,877,761,675)
Net increase (decrease) in shares outstanding before conversion	(200,781,321)	(2,091,241,465)
Shares issued upon conversion from other share class(es)	3,259,867	34,142,607
Shares purchased upon conversion into other share class(es)	(42,954,375)	(432,511,031)
Net increase (decrease) in shares outstanding	(240,475,829)	$(2,489,609,889)

PGIM Short-Term Corporate Bond Fund 77

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R2
Year ended December 31, 2023:
Shares sold	40,812	$419,149
Shares issued in reinvestment of dividends and distributions	3,492	35,924
Shares purchased	(6,802)	(69,684)
Net increase (decrease) in shares outstanding	37,502	$385,389

Year ended December 31, 2022:
Shares sold	31,189	$319,758
Shares issued in reinvestment of dividends and distributions	3,056	31,902
Shares purchased	(106,340)	(1,090,452)
Net increase (decrease) in shares outstanding before conversion	(72,095)	(738,792)
Shares purchased upon conversion into other share class(es)	(11,736)	(120,698)
Net increase (decrease) in shares outstanding	(83,831)	$(859,490)

Class R4
Year ended December 31, 2023:
Shares sold	31,281	$320,969
Shares issued in reinvestment of dividends and distributions	2,694	27,707
Shares purchased	(40,724)	(418,445)
Net increase (decrease) in shares outstanding	(6,749)	$(69,769)

Year ended December 31, 2022:
Shares sold	96,455	$1,003,939
Shares issued in reinvestment of dividends and distributions	567	5,902
Shares purchased	(50,890)	(531,150)
Net increase (decrease) in shares outstanding	46,132	$478,691

Class R6
Year ended December 31, 2023:
Shares sold	46,625,714	$479,028,481
Shares issued in reinvestment of dividends and distributions	7,096,816	72,947,705
Shares purchased	(90,450,142)	(928,861,236)
Net increase (decrease) in shares outstanding before conversion	(36,727,612)	(376,885,050)
Shares issued upon conversion from other share class(es)	2,478,830	25,341,042
Shares purchased upon conversion into other share class(es)	(471,238)	(4,839,010)
Net increase (decrease) in shares outstanding	(34,720,020)	$(356,383,018)

Share Class	Shares	Amount

Year ended December 31, 2022:
Shares sold	67,213,448	$707,074,809
Shares issued in reinvestment of dividends and distributions	6,026,819	62,688,825
Shares purchased	(100,432,903)	(1,043,973,488)
Net increase (decrease) in shares outstanding before conversion	(27,192,636)	(274,209,854)
Shares issued upon conversion from other share class(es)	39,961,566	401,626,921
Shares purchased upon conversion into other share class(es)	(294,778)	(3,048,898)
Net increase (decrease) in shares outstanding	12,474,152	$124,368,169

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended December 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

PGIM Short-Term Corporate Bond Fund 79

Notes to Financial Statements (continued)

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings

PGIM Short-Term Corporate Bond Fund 81

Notes to Financial Statements (continued)

may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government

PGIM Short-Term Corporate Bond Fund 83

Notes to Financial Statements (continued)

securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Short-Term Corporate Bond Fund, Inc. and Shareholders of PGIM Short-Term Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short-Term Corporate Bond Fund (the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 20, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short-Term Corporate Bond Fund 85

Tax Information (unaudited)

For the year ended December 31, 2023, the Fund reports the maximum amount allowable but not less than 100.00% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended December 31, 2023, the Fund reports the maximum amount allowable but not less than 100.00% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member, President & Principal Executive Officer Portfolios Overseen: 101	President, Chief Executive Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (”PEO”) (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 128	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

PGIM Short-Term Corporate Bond Fund

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President and Principal Executive Officer • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short-Term Corporate Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT-TERM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PBSMX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX

CUSIP	74441R102	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

MF140E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $40,280 and $38,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(c) Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(d) All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 20, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	February 20, 2024